Land Use Right	12 Months Ended
Dec. 31, 2015
Land use right.
Intangible assets
Land Use Right

8.Land Use Right

Land use right represents the land acquired for the purpose of constructing offices and warehouses. In 2015, the Group acquired land use rights in Ningbo for warehouse construction. Amortization of the land use right is made over the remaining term of the land use right period from the date when the Group first obtained the land use right certificate from the local authorities. The land use right is summarized as follows (in thousands):

	December 31,	December 31,
	2014	2015
	RMB	RMB
Cost	94,736	258,734
Incentive payment from local government	(15,000)	(15,000)
Accumulated amortization	(2,088)	(4,856)

Land use right, net	77,648	238,878

The total amortization expense for each of the years ended December 31, 2013, 2014 and 2015 amounted to approximately RMB258,000, RMB580,000, and RMB2,768,000, respectively.